EXHIBIT 10.72

Addeed Facilities:

Atlanta, Georgia

Dallas, Texas

Greenfield, Wisconsin

Removed Facilities:

Fairhaven, Massachusetts

Camden, Tennessee

Jefferson City, Tennessee

Memphis, Tennessee

Huntingdon, Tennessee

Ripley, Tennessee

Blountville Tennessee

Bolivar, Tennessee

Vincennes, Indiana

Whitehouse, Ohio

Denver, Colorado

FIFTH AMENDMENT TO MASTER LEASE

THIS FIFTH AMENDMENT TO MASTER LEASE (the “Amendment”) is made and entered into and effective as of January 31, 2007 (the “Effective Date”), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCPI”), HEALTH CARE PROPERTY PARTNERS, a California general partnership (“HCPP,” and together with HCPI, collectively, as their interest may appear, “Current Lessor”) and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“THCP,” and together with Current Lessor, collectively, as their interest may appear, “Lessor”), on the one hand, and KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company (“Kindred East”), KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company (“Kindred West”), KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (“Kindred Centers,” and together with Kindred East and Kindred West, collectively, and jointly and severally, “Current Lessee”), KINDRED HOSPITALS LIMITED PARTNERSHIP, a Delaware limited partnership (“Kindred Hospitals”), and TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC., a Wisconsin corporation (“THCW” and together with Current Lessee and Kindred Hospitals, collectively, and jointly and severally, “Lessee”), with respect to the following:

RECITALS

A. Current Lessor is the “Lessor” and Current Lessee is the “Lessee” pursuant to that certain Master Lease dated as of May 16, 2001 (the “Original Lease”), as amended by that certain First Amendment to Master Lease dated as of August 1, 2001 (the “First Amendment”), that certain Second Amendment to Master Lease effective as of July 1, 2003 (the “Second Amendment”), that certain Third Amendment to Master Lease dated as of June 30, 2004 (the “Third Amendment”), and that certain Fourth Amendment to Master Lease effective as of March 1, 2006 (the “Fourth Amendment,” and together with the First Amendment, the Second Amendment and the Third Amendment, collectively, the “Prior Amendments”). The Original Lease together with the Prior Amendments are collectively referred to herein as the “Lease.” The Lease covers the Land, Leased Improvements, Related Rights and Fixtures of twenty (20) separate health care Facilities, all as more particularly described in the Lease. All terms used in this Amendment with initial capital letters and not defined herein shall have the meanings given to such terms in the Lease.

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B. The obligations of Current Lessee under the Lease are guaranteed by Kindred Healthcare, Inc., a Delaware corporation (“Kindred Healthcare”), and Kindred Healthcare Operating, Inc., a Delaware corporation (“Kindred Operating,” and together with Kindred Healthcare, collectively, and jointly and severally, “Guarantors”), pursuant to that certain written Guaranty of Obligations executed by Guarantors as of May 16, 2001 (as the same may have been amended, modified and/or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C. On or about December 21, 2001, HCPI transferred its interests in the Facility located in the State of Indiana to Indiana HCP, L.P., a Delaware limited partnership (“Indiana HCP”), and in connection therewith HCPI assigned to and Indiana HCPI assumed HCPI’s rights and obligations in, to and under the Lease (and all guaranties, indemnities and other rights relating thereto) with respect to such Facility pursuant to that certain Partial Assignment and Assumption of Master Lease dated December 21, 2001, by and between HCPI and Indiana HCP. On or about March 3, 2004, Indiana HCP was merged with and into HCPI and the separate existence of Indiana HCP ceased.

D. Kindred East (as the current assignee and successor to the interests of Kindred Operating), as Buyer, and HCPI or HCPP, as applicable, as Seller, are also parties to (i) that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of December 22, 2005, as amended by that certain Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 27, 2006, that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of May 17, 2006, that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of August 7, 2006, that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of January 31, 2007, and as the same was assigned by Kindred Operating to Kindred East pursuant to that certain Assignment and Assumption of Purchase and Sale Agreements dated as of January 31, 2007 (collectively, the “Fairhaven Purchase Agreement”), pursuant to which HCPP has agreed to sell and Kindred East has agreed to purchase the Fairhaven, Massachusetts Facility in accordance with the terms of the Fairhaven Purchase Agreement, and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of December 22, 2005, as amended by that certain Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 27, 2006, that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of May 17, 2006, that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of August 7, 2006, that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of January 31, 2007, and as the same was assigned by Kindred Operating to Kindred East pursuant to that certain Assignment and Assumption of Purchase and Sale Agreements dated as of January 31, 2007 (collectively, the “SNF Purchase Agreement”), pursuant to which HCPI has agreed to sell and Kindred East has agreed to purchase each of the (A) Camden, Tennessee Facility, (B) the Jefferson City, Tennessee Facility, (C) the Memphis, Tennessee Facility, (D) the Huntingdon, Tennessee Facility, (E) the Ripley, Tennessee Facility, (F) the Blountville, Tennessee Facility, (G) the Bolivar, Tennessee Facility, (H) the Vincennes, Indiana Facility, (I) the Whitehouse, Ohio Facility, and (J) the Denver, Colorado Facility (collectively, the “SNF Facilities”), in accordance with the terms of the SNF Purchase Agreement. The Fairhaven Purchase Agreement and the SNF Purchase Agreement shall be referred to hereinafter, collectively, as the “Purchase

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Agreements,” and, individually, each a “Purchase Agreement.” The Fairhaven Massachusetts Facility and the SNF Facilities shall be referred to hereinafter, collectively, as the “Sale Facilities,” and, individually, each a “Sale Facility.” The closing of the transactions contemplated by each Purchase Agreement (the “Sale Closing”) is occurring concurrently with the Purchase Closing (as hereinafter defined) and the Effective Date.

E. In connection with the Sale Closing, Current Lessor and Current Lessee desire, effective as of the Effective Date, to remove the Sale Facilities from the Leased Property covered by the Lease and to terminate the Lease with respect thereto.

F. HCPI, as Buyer, and Kindred Hospitals and Kindred Operating, collectively, as Seller, are also parties to that certain Contract of Acquisition dated as of December 22, 2005, as amended by that certain Reinstatement and Amendment of Contract of Acquisition dated as of March 27, 2006, that certain Reinstatement and Second Amendment of Contract of Acquisition, that certain Reinstatement and Third Amendment to Contract of Acquisition dated as of August 7, 2006, and that certain Fourth Amendment to Contract of Acquisition dated as of January 31, 2007 (collectively, the “Contract of Acquisition”), pursuant to which HCPI or THCP, as applicable, is purchasing and acquiring on the “Closing Date” as defined in the Contract of Acquisition (the “Closing Date”), which is occurring concurrently with the Sale Closing and the Effective Date hereof, the following:

(i) that certain real property located in Atlanta, Georgia and more particularly described on Exhibit A-10 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the “Atlanta Facility”);

(ii) that certain real property located in Dallas, Texas and more particularly described on Exhibit A-11 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the “Dallas Facility”); and

(iii) that certain real property located in Greenfield, Wisconsin and more particularly described on Exhibit A-12 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the “Greenfield Facility”).

HCPI’s rights and obligations under the Contract of Acquisition with respect to the Dallas Facility were assigned to and assumed by THCP pursuant to a written partial assignment and assumption agreement dated on or prior to the Effective Date between HCPI and THCP.

G. In connection with the Purchase Closing, and effective as of the Effective Date, Lessor and Lessee desire to add THCP as “Lessor” and Kindred Hospitals and THCW as “Lessee” under the Lease, and Lessor desires to add to the Leased Property and lease to Lessee, and Lessee desires to lease and hire from Lessor, each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility.

H. Lessor and Lessee desire to amend the Lease to effectuate the foregoing, but only upon the terms and conditions set forth herein.

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AGREEMENT

IN CONSIDERATION OF the foregoing Recitals and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Termination of Lease with Respect to Sale Properties. Effective as of the Effective Date, the following shall apply:

(a) Termination. The Lease, as hereby amended, shall be terminated as to each Sale Facility, but not as to any other Facility, and the Lease, as hereby amended, shall continue in full force and effect with respect to each such other Facility. The provisions of Section 18 of the Original Lease shall have no application to the termination of the Lease, as hereby amended, with respect to any Sale Facility.

(b) Leased Property; Facilities. The defined term “Leased Property” shall no longer include any Sale Facility and all references in the Lease, as hereby amended, to a “Facility” or “Facilities” shall mean each Facility (as defined in the Lease) other than the Sale Facilities (together with the Atlanta Facility, the Dallas Facility and the Greenfield Facility, as added pursuant to the terms of this Amendment).

(c) Reservations. Notwithstanding the termination of the Lease, as hereby amended, as to each Sale Facility, the following obligations of Lessee under the Lease and Guarantors under the Guaranty with respect to each Sale Facility shall be reserved and continue in favor of Lessor subsequent to the Effective Date and shall not be merged with the deeds delivered by HCPI or HCPP, as applicable, at the Sale Closing:

(i) Lessee and Guarantors shall remain responsible for all Rents accrued but not paid, whether or not billed, applicable to such Sale Facility through (but not including) the Effective Date (prorated for the month in which the Effective Date occurs based upon a thirty (30) day month);

(ii) Lessee and Guarantors shall remain responsible for all indemnification and hold harmless obligations of Lessee under the Lease and/or Guarantors under the Guaranty under the terms set forth therein with respect to such Sale Facility whether arising out of events or circumstances on, before or after the Effective Date and whether such obligations occur or accrue on, before or after the Effective Date; and

(iii) Lessee shall continue to observe any other covenant or agreement of Lessee in the Lease with respect to such Sale Facility which is intended to or expressly provides that it shall survive the termination of the Lease with respect to such Sale Facility, including as set forth in Sections 40.3 and 40.8.2 of the Lease. Guarantors shall continue to observe any other covenant or agreement of Guarantor under the Guaranty with respect to such Sale Facility which is intended to or expressly provides that it shall survive the termination of the Lease with respect to such Sale Facility.

2. Joinder of THCP as Lessor. Effective as of the Effective Date, THCP hereby joins as a “Lessor” under the Lease, as hereby amended, as its interests may appear, for purposes

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of leasing the Leased Property of the Dallas Facility to Lessee pursuant to the terms and conditions of the Lease, as hereby amended. From and after the Effective Date, THCP shall be entitled to all rights, benefits and privileges of, and responsible for all duties and covenants of, the “Lessor” under the Lease, as hereby amended, as its interest may appear.

3. Joint and Several Liability of Lessee. Effective as of the Effective Date, each of Kindred Hospitals and THCW hereby joins as a “Lessee” under the Lease, as hereby amended, and assumes, jointly and severally with Current Lessee, all of the rights, benefits, privileges, duties, covenants, liabilities and obligations of the “Lessee” under the Lease, as hereby amended, whether arising on, prior to or after the Effective Date.

4. Leasing of Each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility. Effective as of the Effective Date, the following shall apply:

(a) Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility.

(b) All references herein and in the Lease, as hereby amended, to (i) a “Facility” or “Facilities” shall mean each Facility (as defined in the Lease, as hereby amended), together with each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility, (ii) the “Leased Property” shall mean the Leased Property relating to each Facility, including each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility, and (iii) “Lessor’s Personal Property” shall mean Lessor’s Personal Property relating to each Facility, including the machinery, equipment, furniture and other personal property described on Exhibits F-1 through F-3 attached hereto relating to each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility, respectively, together with all replacements, modifications, alterations and substitutes therefor (whether or not constituting an upgrade).

(c) Lessee shall hold and occupy the Leased Property of each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility upon all of the terms and provisions of the Lease, as hereby amended, applicable to the Leased Property of the other Facilities, except that:

(i) The “Commencement Date” of the Lease with respect to each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility shall be the Effective Date;

(ii) The “Fixed Term” of the Lease with respect to each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility shall commence on the Commencement Date of the Lease with respect to such Facilities and shall expire on the applicable Expiration Date, as hereby amended (i.e., the Fixed Term of each of the Atlanta Facility and the Greenfield Facility shall be co-terminus with the balance of the Fixed Term for the other Facilities (other than the Dallas Facility), and the Fixed Term of the Dallas Facility shall terminate five (5) years after the expiration of the Fixed Term for the other Facilities (including each of the Atlanta Facility and the Greenfield Facility)), unless earlier terminated in accordance with the provisions of the Lease, as hereby amended;

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(iii) Lessee shall pay Rent with respect to each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility in accordance with Section 5 below;

(iv) Subject to Section 7.2.2 of the Original Lease, the “Primary Intended Use” of each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility shall be a long-term acute care hospital having the number of licensed and operating beds set forth on Exhibit B attached hereto and incorporated herein by this reference with respect to each such Facility and such other uses necessary or incidental to such use;

(v) With respect to each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility, all references in the Lease to a “skilled nursing care facility” or similar concept shall mean and refer to instead a “long-term acute care hospital;”

(vi) The first “Lease Year” with respect to each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility shall be the period commencing on the Effective Date and ending on July 31, 2007 (which such first Lease Year, Lessor and Lessee acknowledge and agree, shall be for a period less than twelve (12) full calendar months), and each subsequent Lease Year for each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year for such Facility; provided, however, that the last Lease Year for each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility;

(vii) Each of the Atlanta Facility and the Greenfield Facility shall be part of the Group 3 Facilities, as hereby amended; and

(viii) The Dallas Facility shall constitute the Group 4 Facility, as hereby created.

5. Rent. Notwithstanding anything to the contrary in the Lease (including any Prior Amendments), effective as of the Effective Date, the following shall apply:

(a) For the period from the Effective Date through the expiration of the Lease Year expiring July 31, 2007, Lessee shall pay as monthly “Minimum Rent” for each Facility the amounts allocated to and set forth opposite such Facility on Exhibit B attached hereto and incorporated herein by this reference. Lessor and Lessee acknowledge that with respect to all Facilities (other than the Atlanta Facility, the Dallas Facility and the Greenfield Facility), the amounts allocated for monthly Minimum Rent and set forth on such Exhibit B represent an agreed upon restatement and reallocation of the Allocated Minimum Rent with respect to such Facilities which would have otherwise been applicable for the balance of the current Lease Year for such Facilities, but for this Amendment. To the extent that Lessee has paid monthly Minimum Rent for such Facilities (i.e., other than the Atlanta Facility, the Dallas Facility and the Greenfield Facility) in advance for the current month in which the Effective Date occurs, Lessor shall credit such advance monthly Minimum Rent payment against such restated and reallocated amounts for such Facilities for the month in which the Effective Date occurs. With respect to each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility, the

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first installment of monthly Minimum Rent for such Facilities shall be paid on the Commencement Date therefor (prorated for any partial month in which the Effective Date occurs).

(b) Commencing August 1, 2007, and upon the expiration of each Lease Year therafter during the applicable Fixed Term and upon the expiration of the first (1st) Lease Year of each Extended Term and continuing upon the expiration of each Lease Year thereafter of each such Extended Term, the then current monthly Allocated Minimum Rent for each Facility for such Lease Year shall be adjusted in accordance with the provisions of Section 3.1(c) of the Original Lease.

(c) The monthly “Minimum Rent” payable during the first (1st) Lease Year of each Extended Term, if any, for each Facility shall be determined and payable in accordance with the provisions of Section 3.1(b) of the Original Lease.

(d) Except as provided herein, all Minimum Rent shall continue to be paid as and when due and in the manner provided in Section 3.1 of the Original Lease. In addition to Minimum Rent, Lessee shall pay and discharge all Additional Charges and other Rent payable with respect to the Facilities in the manner and in the amounts set forth in or determined by the Lease, as hereby amended.

(e) The provisions of Section 3.1(d) of the Original Lease shall have no further force and effect, and Lessor and Lessee acknowledge and agree that there is currently no unpaid Deferred Rent.

(f) In addition to the Minimum Rent and Additional Charges, Lessee shall pay to Lessor upon the Commencement Date for the Atlanta Facility, the Dallas Facility and the Greenfield Facility, a one-time payment of “Supplemental Rent” with respect to the Atlanta Facility, the Dallas Facility and the Greenfield Facility in the total amount of Thirteen Million One Hundred Ten Thousand Dollars ($13,110,000.00) (the “Supplemental Rent”). Such Supplemental Rent shall be deemed fully earned by Lessor as of the Commencement Date with respect to the Atlanta Facility, the Dallas Facility and the Greenfield Facility, and shall not be subject to any proration, adjustment or credit, notwithstanding the expiration or early termination of the Lease, as hereby amended, with respect to any of such Facilities.

6. Other Amendments to Terms of the Lease. Effective as of the Effective Date, the Lease shall be further amended and supplemented in the following additional particulars:

(a) New Definition. The following defined term shall be added to and be deemed part of Article II of the Original Lease (as such Article II may have been amended or supplemented in the Prior Amendments):

“Group 4 Facility: The Facility identified as the Group 4 Facility on Exhibit B attached hereto and incorporated herein by this reference (i.e., the Dallas Facility).”

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“Separation Event:

(A) The sale, conveyance or other transfer by Lessor of all or any portion of its interest in the Leased Property of one (1) or more Facilities;

(B) The sale, conveyance or other transfer of all or any portion of the stock, partnership, membership or other equity interests in Lessor;

(C) Any financing by Lessor or any Affiliate of Lessor of all or any portion of its interests in the Leased Property of one (1) or more Facilities, including through a Facility Mortgage, the pledge of the stock, partnership, membership or other equity interests in Lessor or other means; or

(D) The succession by any lender to Lessor or any Affiliate, whether directly or indirectly, to the interests of Lessor under this Lease, including through foreclosure or deed or other conveyance in lieu of foreclosure or in satisfaction of debt.”

(b) Restatement of Certain Definitions The following defined terms appearing in Article II of the Original Lease (as the same may have been amended or supplemented in the Prior Amendments) are hereby amended and restated to read, in their entireties, as follows and shall apply to all of the Facilities covered by the Lease, as hereby amended:

“Expiration Date: Subject to extension as provided in Section 19.1 below, (i) with respect to each of the Group 1 Facilities, the Group 2 Facilities and the Group 3 Facilities, January 31, 2017, and (ii) with respect to the Group 4 Facility, January 31, 2022.”

“Facilities: Each skilled nursing care facility or long-term acute care hospital currently being operated on the applicable portion of the Leased Property as more particularly described on Exhibit B attached hereto and incorporated herein by this reference (each, a ‘Facility’).”

(c) Acknowledgement Regarding Allocated Minimum Rent. Lessor and Lessee acknowledge and agree that, notwithstanding anything to the contrary in the Lease, as hereby amended, the allocation of Minimum Rent among the Facilities (i.e., the “Allocated Minimum Rent” applicable to each of the Facilities) pursuant to the Lease, as hereby amended, is solely for purposes of implementing the provisions of Sections 5.2, 14.2, 15.4, 15.6, 19.1, 19.2, 19.3, 20 and 32.2 of the Original Lease, as amended, and determining the Minimum Repurchase Price and the Fair Market Value Midpoint Rental. Except for such Sections (and the determination of the Minimum Repurchase Price and the Fair Market Value Midpoint Rental), the Minimum Rent and other Rent payable under the Lease, as hereby amended, is payable for all of the Facilities as a single, integrated and indivisible economic unit, and that but for such integration, the Minimum Rent and other Rent payable under the Lease, as hereby amended, would have been computed on a different basis and at an increased amount.

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(d) Restatement of Group 2 Facilities and Group 3 Facilities; Creation of Group 4 Facility. In connection with the addition of each of the Atlanta Facility, the Dallas Facility and the Greenfield Facility to the Leased Property covered under the Lease, as hereby amended, Lessor and Lessee hereby agree that the Facilities constituting Group 2 Facilities and Group 3 Facilities shall be restated, and a new Group 4 Facility shall be formed, as set forth on Exhibit B attached hereto and incorporated herein by this reference, so that (i) the Facilities located in Livermore, California and Westborough, Massachusetts (each currently a Group 3 Facility) shall be consolidated with the Facilities located in Newark, Ohio, Mayfield, Kentucky and Marion, Ohio (each currently a Group 2 Facility), to form a newly-created group of “Group 2 Facilities” consisting solely of the Facilities located in (A) Newark, Ohio, (B) Mayfield, Kentucky, (C) Marion, Ohio, (D) Livermore, California and (E) Westborough, Massachusetts, (ii) each of the Atlanta Facility and the Greenfield Facility shall be added to a newly-created group of “Group 3 Facilities” consisting solely of the Atlanta Facility and the Greenfield Facility, and (iii) the Dallas Facility shall be added to a newly-created “Group 4 Facility” consisting solely of the Dallas Facility.

(e) Certain Remedies. Section 16.2 of the Original Lease shall be amended and restated to read, in its entirety, as follows:

“16.2 Certain Remedies. If an Event of Default shall have occurred, Lessor may terminate this Lease, regardless of whether such Event of Default emanated primarily from a single Facility, by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease. Any such notice of termination may, at Lessor’s option, be given and exercised concurrently with any notice of Event of Default given by Lessor to Lessee hereunder. In such event, such termination shall be effective immediately upon the occurrence of the Event of Default. Lessor shall have all rights at law and in equity available to Lessor as a result of any Event of Default. Lessee shall pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including reasonable attorneys’ fees and expenses, as a result of any Event of Default hereunder. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated pursuant to this Section 16.2, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property and any Capital Additions of the Facilities and quit the same and Lessor may enter upon and repossess such Leased Property and such Capital Additions by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any of Lessee’s Personal Property from such Leased Property and such Capital Additions, subject, however, to rights of any residents or patients under applicable Legal Requirements. Lessor shall use reasonable, good faith efforts to relet the Leased Property of the Facilities to otherwise mitigate Lesssor’s damages”

(f) Damages.

(i) The first paragraph appearing in Section 16.3 of the Original Lease shall be amended and restated to read, in its entirety, as follows:

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“(i) The termination of this Lease; (ii) the repossession of the Leased Property and any Capital Additions of the Facilities; (iii) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property or any portion thereof; (iv) the reletting of all or any portion of the Leased Property; or (v) the failure or inability of Lessor to collect or receive any rentals due upon any such reletting, shall not relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any such termination occurs, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property of the Facilities to and including the date of such termination. Thereafter, following any such termination, Lessee shall forthwith pay to Lessor, at Lessor’s option, as and for liquidated and agreed current damages for an Event of Default by Lessee, the sum of:”

(ii) The phrase “with respect to the terminated Facility” appearing in each of subsections “(a)” through “(d)” of Section 16.3 of the Original, shall each be deleted in their entirety.

(iii) The second-to-last paragraph appearing in Section 16.3 of the Original Lease shall be amended and restated to read, in its entirety, as follows:

“Alternatively, if Lessor does not elect to terminate this Lease, then Lessee shall pay to Lessor, at Lessor’s option, as and for agreed damages for such Event of Default without termination of Lessee’s right to possession of the Leased Property, each installment of said Rent (including the monthly Allocated Minimum Rent and other sums payable by Lessee to Lessor under this Lease as the same becomes due and payable with respect to the Leased Property), together with interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease.”

(iv) The last paragraph appearing in Section 16.3 of the Original Lease is hereby deleted in its entirety.

(g) Waiver. The phrase “with respect to any one or more (including all, if applicable) of the Facilities” appearing in Section 16.5 of the Original Lease shall be deleted in its entirety.

(h) New Lease. The first paragraph appearing in Section 32.2 of the Original Lease shall be amended and restated to read, in its entirety, as follows:

“New Lease. Lessor shall have the right, in connection with any Separation Event during the Term, by written notice to Lessee, to require Lessee to execute an amendment to this Lease whereby the Leased Property of one or more of the Facilities affected by such Separation Event (individually, a “Separated Property” or collectively, the “Separated Properties”) is separated and removed from this Lease, and to simultaneously execute a substitute lease, in the same form and substance as this Lease, with respect to such Separated Property(ies), in which case:”

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In addition, the reference to “Section 32.2.1 below” is hereby deleted in its entirety and replaced with “the reference in Section 32.2.3 below.”

(i) Rights of Lessee Prior to a Closing. Notwithstanding anything to the contrary in the Lease, as hereby amended, or at law or in equity, if Lessee exercises any right or option of Lessee to purchase or acquire the Leased Property of any Facility pursuant to any of the provisions of the Lease, as hereby amended, or Lessor shall exercise its right to require Lessee to purchase the Lease Property of any Facility pursuant to Section 16.4 of the Original Lease (herein, a “Purchase Right/Obligation Exercise”), the following shall pertain:

(i) Such Purchase Right/Obligation Exercise (and any purchase or other separate contract formed upon such Purchase Right/Obligation Exercise) shall not under any circumstances cause a termination of the Lease, as hereby amended, and the Lease, as hereby amended, shall remain in full force and effect to and until the consummation of the closing in accordance with the terms thereof;

(ii) Lessee hereby acknowledges and agrees that Lessee shall not under any circumstances be entitled to possession of the Leased Property of any Facility under the terms of any purchase or other separate contract formed upon such Purchase Right/Obligation Exercise until the closing thereof, and that, prior thereto, Lessee’s possession of the Leased Property of such Facility shall be solely by way of the Lease, as hereby amended;

(iii) In no event shall Lessee be deemed a vendee in possession; and

(iv) In the event that an Event of Default shall occur at anytime during the period from such Purchase Right/Obligation Exercise to and until closing, Lessor shall be entitled to exercise any and all rights or remedies available to a landlord against a defaulting tenant, whether at law or equity, including those set forth in Article XVI the Lease, as hereby amended, and specifically including the right to recover possession of the Leased Property of such Facility through summary proceedings (such as unlawful detainer or other similar action permitted by law), and in no event shall Lessor be required to bring an action for ejectment or any other similar non-expedited proceeding.

(j) Exhibits, Schedules and Appendices. Effective as of Effective Date, Exhibits A-1 through A-23 are hereby deleted in their entirety and replaced with Exhibits A-1 through A-12 attached hereto. Each of Exhibit B and Exhibit C attached to the Original Lease, as previously amended and/or replaced by the Prior Amendments, is hereby deleted in its entirety and replaced with Exhibit B and Exhibit C attached hereto, respectively. Exhibit F attached hereto is hereby appended as Exhibit F to the Lease for the purpose of itemizing certain items of Lessor’s Personal Property relating to the Atlanta Facility, the Dallas Facility and the Greenfield Facility, but in no way shall be deemed or construed as a limitation as to what items constitute Lessor’s Personal Property with respect to such Faculties. Appendix A is hereby appended to the Lease.

7. Governing Law. THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL

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RELATIONSHIP TO THE PARTIES, THE LEASE AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. ACCORDINGLY, IN ALL RESPECTS THE LEASE, AS HEREBY AMENDED (AND ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS OF THE LEASE, AS HEREBY AMENDED, RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLE XVI OF THE LEASE RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.

9. Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Lease shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

10. Reaffirmation of Master Lease. Lessor and Lessee hereby acknowledge, agree and reaffirm that the Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit. Lessee acknowledges that in order to induce Lessor to lease the Leased Property of the Atlanta Facility, the Dallas Facility and the Greenfield Facility, and to continue to lease the Leased Property of each of the other Facilities, to Lessee pursuant to the Lease, as hereby amended, and as a condition thereto, Lessor insisted that the parties execute this Amendment and acknowledge and agree that the Lease, as hereby amended, covering all of the Facilities in a single, integrated and indivisible agreement and economic unit, and that but for such agreement Lessor would not have leased the Leased Property of the Atlanta Facility, the Dallas Facility and the Greenfield Facility, and continued to lease the Leased Property of each of the other Facilities, to Lessee under the terms and conditions set forth herein and in the Lease. In addition, Lessor and Lessee hereby acknowledge, agree, and reaffirm that the Lease, as hereby amended, is intended by the parties to be and for all purposes shall be treated as an operating lease and not as a synthetic lease, financing lease or loan, and that Lessor shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.

11. Lessee’s Covenant Regarding Compliance with Zoning Ordinances. Lessor and Lessee hereby acknowledge and agree that there are existing zoning violations relating to certain uses at the Dallas Facility as set forth on Appendix A attached hereto. Without in any way limiting or otherwise diminishing Lessee’s obligations under the Lease, as hereby amended, Lessee hereby agrees that (a) Lessee shall use commercially reasonable efforts to promptly seek and obtain a variance with respect to, or effectuate a modification of, current zoning ordinances relating to permitted uses and affecting the Dallas Facility, so as to rectify the current zoning violations relating to such Facility and set forth on Appendix A attached hereto and permit the

12

uses set forth on Appendix A attached hereto, and (b) if Lessee is unable to obtain such variance or effectuate such modification within one hundred twenty days (120) following the Effective Date, or, immediately upon any earlier notice, claim or demand by any applicable governmental authority, Lessee shall cease the operation of such uses at such Facility which are not permitted under applicable zoning ordinances until such time as a variance with respect to, or a modification of, current zoning ordinances is obtained.

12. Lessee’s Covenant Regarding Dallas CC&Rs. Lessor and Lessee hereby acknowledge and agree that the Dallas Facility is subject to, and title to the Dallas Facility is encumbered by, that certain Declaration of Covenants and Restrictions dated June 26, 1996 and recorded on July 11, 1996 as Instrument No. 1351477, as amended by that certain First Amendment to Declaration of Covenants, Conditions, and Restrictions dated December 13, 2006 and recorded on December 20, 2006 as Instrument No. 200600468783 (as amended, the “Dallas CC&Rs”). Paragraph 1.2 of the Dallas CC&Rs provides that no portion of the Dallas Facility shall be leased or licensed by any third party other than an affiliate of the owner of the Dallas Facility, subject to the exception that, if title to the Dallas Facility is transferred to a real estate investment trust or other Person not licensed to operate a hospital in the State of Texas, such owner may lease the Dallas Facility to a licensed hospital operator to operate the Dallas Facility (in its entirety) as a single long-term acute care hospital facility in a manner consistent with the applicable zoning codes then in effect and the Dallas CC&Rs. Lessee hereby covenants and agrees that Lessee shall, when engaging in future negotiations with the “Associations” (as defined in the Dallas CC&Rs) relating to the Dallas Facility, use commercially reasonable efforts, to seek and obtain, at Lessee’s sole cost and expense, an amendment to the Dallas CC&Rs which either removes the restrictions set forth in Paragraph 1.2 thereof or modifies the restrictions set forth in Paragraph 1.2 thereof such that (a) any owner of the Dallas Facility (irrespective of whether the same is a real estate investment trust and/or is not licensed to operate a hospital in the State of Texas) may lease the Property to a licensed hospital operator, and/or (b) the lessee under such a lease may operate the Property for any healthcare, medical or senior housing related use (i.e., not just as a long-term acute care hospital facility), so long as such use is consistent with the applicable zoning codes then in effect. Notwithstanding the foregoing, Lessor and Lessee hereby acknowledge and agree that, in the exercise of such commercially reasonable efforts, Lessee shall not be required to (i) make any payments to the Associations or (ii) agree to amend any other provisions of the Dallas CC&Rs to the extent the same would have a negative impact on Lessee, in each case, in order to obtain the modifications set forth in clauses “(a)” and/or “(b)” above. Lessee further covenants and agrees that within twenty (20) Business Days following a written request by Lessor therefor, Lessee shall notify Lessor in writing as to the then-current status and most recent measures taken by Lessee in furtherance of the foregoing obligation of Lessee. Lessor and Lessee acknowledge and agree that, notwithstanding the fact that the current restrictions imposed by the Dallas CC&Rs have a negative material impact on Lessor’s ability to re-let the Dallas Facility at the expiration of the Term with respect to the Dallas Facility, HCP agreed to acquire the Dallas Facility from Kindred Hospitals and Kindred Operating pursuant to the Contract of Acquisition with the agreement that Lessor and Lessee would enter into this Amendment whereby, among other things, Lessee would covenant and agree to the matters set forth in this Section 12.

[Signature Page Follows]

13

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the Effective Date.

LESSOR:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Thomas O. Kirby
	Its:	SVP

HEALTH CARE PROPERTY PARTNERS, a California general partnership

	By:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, its Managing General Partner

		By:	/s/ Edward J. Henning
		Its:	Executive Vice President

TEXAS HCP HOLDING, L.P., a Delaware limited partnership

	By:	TEXAS HCP G. P., INC., a Delaware corporation, its General Partner

		By:	/s/ Edward J. Henning
		Its:	Executive Vice President

LESSEE:	KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company

	By:	/s/ Douglas L. Curnutte
	Its:	Vice President of Facilities and Real Estate Development

	By:	/s/ Joseph L. Landenwich
	Its:	Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company

	By:	/s/ Douglas L. Curnutte
	Its:	Vice President of Facilities and Real Estate Development

	By:	/s/ Joseph L. Landenwich
	Its:	Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Kindred Healthcare Operating, Inc., its general partner

		By:	/s/ Douglas L. Curnutte
		Its:	Vice President of Facilities and Real Estate Development

		By:	/s/ Joseph L. Landenwich
		Its:	Senior Vice President of Corporate Legal Affairs and Corporate Secretary

LESSEE (continued):	KINDRED HOSPITALS LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Kindred Hospitals West, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Douglas L. Curnutte
		Its:	Vice President of Facilities and Real Estate Development

		By:	/s/ Joseph L. Landenwich
		Its:	Senior Vice President of Corporate Legal Affairs and Corporate Secretary

TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC., a Wisconsin corporation

	By:	/s/ Douglas L. Curnutte
	Its:	Vice President of Facilities and Real Estate Development

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

The undersigned Guarantors hereby (i) consent to the foregoing Fifth Amendment to Master Lease, (ii) reaffirm to Lessor (including THCP, as its interest may appear) that their obligations under the Guaranty remain in full force and effect with respect to the Lease, as amended hereby and (iii) agree that the Guaranty shall extend to and include all duties, covenants and obligations of each of Kindred Hospitals and Kindred Operating under the Contract of Acquisition, which duties, covenants and obligations shall, for all purposes, be deemed obligations guaranteed by Guarantors under the Guaranty.

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Douglas L. Curnutte
Its:	Vice President of Facilities and Real Estate Development

By:	/s/ Joseph L. Landenwich
Its:	Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:	/s/ Douglas L. Curnutte
Its:	Vice President of Facilities and Real Estate Development

By:	/s/ Joseph L. Landenwich
Its:	Senior Vice President of Corporate Legal Affairs and Corporate Secretary

EXHIBIT A-1

Legal Description Of The Land Of The Loudon, Tennessee Facility

(Facility No. 0177)

[See Attached]

[LOUDON, TN]

SITUATED in District No. One (1) of Loudon County, Tennessee, within the corporate limits of the City of Loudon, Tennessee, and being located on the Westerly side of Tennessee State Highway No. 72, more particularly bounded and described as follows:

BEGINNING at an iron pin in the West line of the right-of-way of Tennessee State Highway No. 72 said iron pin being 600.0 feet, more or less, Southerly from the intersection of the said West line of the right-of-way of Tennessee State Highway No. 72 and the South line of Barber Drive (50 feet wide); thence Southwardly South 30 deg. 20 min. East along the said West right-of-way of Tennessee Highway No. 72 a distance of 500.0 feet, more or less, to an iron pin at the corner of the property retained by the parties of the first part (Martha D. Robinson of Loudon County, Tennessee, and Patricia R. Littleton of Hamilton County, Tennessee); thence Westwardly along severance line South 59 deg. 40 min. West a distance of 522.72 feet, more or less, to an iron pin at the corner of the property of the parties of the first part; thence Northwardly along severance line North 30 deg. 20 min. West a distance of 500.0 feet, more or less, to an iron pin at the corner of the property of the parties of the first part; thence Eastwardly along severance line North 59 deg. 40 min. East a distance of 522.72 feet, more or less, to the iron pin at he point of BEGINNING.

EXHIBIT A-2

Legal Description Of The Land Of The Maryville, Tennessee Facility

(Facility No. 0187)

[See Attached]

[MARYVILLE (BLOUNT COUNTY), TN]

SITUATED in District No. Nine (9) of Blount County, Tennessee, and within the 6th Ward of the City of Maryville, Tennessee, and being more fully described as follows;

TO FIND THE POINT OF BEGINNING commence at an iron pin in the Northwesterly line of Jefferson Avenue, said iron pin being a corner to property of Minge and being located in a Southerly direction 58.67 feet from the point of intersection of the Northwesterly line of Jefferson Avenue and the Southerly line of Fifth Street; thence from said point with the Northwesterly line of Jefferson Avenue South 35 deg. 26 min. West, 213.76 feet to an iron pin, corner to property of W. R. Partnership: thence with the line of W. R. Partnership North 54 deg. 34 min. West, 259.0 feet to an iron pin, the POINT OF BEGINNING herein; thence from said POINT OF BEGINNING and continuing with W. R. Partnership, North 54 deg. 34 min. West, 429.12 feet to an iron pin; thence North 46 deg. 57 min. East, 427.24 feet to an iron pin in the Southerly line of Fifth Street; thence with the Southerly line of Fifth Street South 40 deg. 56 min. East, 422.45 feet to an iron pin; thence South 47 deg. 15 min. West, 325.97 feet to the POINT OF BEGINNING, as surveyed by T. J. Hatmaker, dated June 21, 1984.

EXHIBIT A-3

Legal Description Of The Land Of The Maryville, Tennessee Facility

(Facility No. 0189)

[See Attached]

[MARYVILLE, TN]

SITUATE in District No. Nineteen (19) of Blount County, Tennessee, in the Fifth (5th) Ward of the City of Maryville and being a tract containing approximately 11.043 acres (including a fifty-foot wide strip more than nine hundred feet long which gives frontage and provides access for the main portion of the property to and from Montvale Station Road), and described more particularly as follows:

BEGINNING on an iron pin in the northern line of Lot No. 8 of the Montvue Subdivision (approximately 45 feet west of the common corner of Lots Nos. 8 and 9), as the same is shown in Map File 350A in the Register’s Office for said County, said Point of Beginning being S. 73-15-25 E. 903.44 feet from an iron pin in the eastern right of way line of Montvale Station Road which marks the northwesternmost corner of Lot No. 1 in said Montvue Subdivision; thence running from said Point of Beginning and leaving said northern line of said Montvue Subdivision (1) N. 16-22-30 E. 150.00 feet to a point, a corner to said 50-foot wide strip which contains the private driveway leading from the main portion of the property conveyed hereby to and from said Montvale Station Road; thence (2) N. 73-15-25 W. 907.83 feet (along the southerly edge of said strip) to a point in the eastern right of way line of said Montvale Station Road; thence (3) N. 10-00-10 E. 50.35 feet along said eastern right of way line for said Road to a point; thence leaving said right of way line for said Road (4) S. 73-15-25 E. 913.42 feet along the line of Brown and Taylor (and along the northerly edge of said strip) to a point; thence leaving said strip (5) N. 16-22-30 E. 237.18 feet along the line of Brown and Taylor to an iron pin, a corner to Brown and Taylor; thence (6) S. 73-21-45 E. 990.03 feet along the line of Brown and Taylor to an iron pin, a corner to Brown and Taylor, in line of McGill; thence (7) S. 14-40-10 W. 437.10 feet along the line of McGill to an iron pipe marking the northeasternmost corner of Lot No. 16 in said Montvue Subdivision; thence (8) N. 73-22-55 W. 1002.04 feet along the northern line of said Montvue Subdivision to the point of BEGINNING, and containing 11.043 acres, more or less, as surveyed by Sterling Engineering, Inc. in July, 1983.

EXHIBIT A-4

Legal Description Of The Land Of The Carthage, Tennessee Facility

(Facility No. 0274)

[See Attached]

LEGAL DESCRIPTION

The land referred to herein is described as follows:

TRACT I:

LAND in the Town of Carthage, First (1st) Civil District of Smith County, Tennessee, being more particularly described according to a survey made by HLS, Inc., Consulting Engineers, dated April 1983, of record in Plat Book 3, page 24, Register’s Office for Smith County, Tennessee, as follows:

BEGINNING at an iron pin located in the fence on the west side of the subject property, said iron pin being at the southwest corner of the subject property, and being further identified as being North 8 degrees 36 minutes East 433.20 feet from the Fisher Heirs southwest corner, running thence North 8 degrees 36 minutes East 228.24 feet with the fence to an iron pin; thence North 23 degrees 52 minutes East 375.0 feet to an iron pin located at the northwest corner of the subject property; thence South 81 degrees 26 minutes East 316.0 feet to an iron pin located at the northeast corner of the subject property; thence South 8 degrees 36 minutes West 589.9 feet to an iron pin located at the southeast corner of the subject property; thence North 81 degrees 26 minutes West 414.84 feet to the point of beginning, containing 5.21 acres, more or less.

TRACT 2:

LAND in the Town of Carthage, First (1st) Civil District of Smith County, Tennessee, and being more particularly described according to a survey made by Petty & Petty, Surveyors, dated September 15, 1983, which is a re-survey of Part of Lot No. 1 and of Lot No. 2, as shown on plan of record in Warranty Deed Book 59, page 320, Register’s Office for Smith County, Tennessee, said survey by Petty & Petty, Surveyors, being of record in Plat Book 3, page 22, said Register’s Office, as follows:

Said Lot begins at an iron pipe located on the easterly right of way of Hospital Drive, the common northwest corner of the subject property and southwest corner of the Dr., Robert J. Wright property; running thence South 82 degrees 10 minutes 00 seconds East 186.00 feet with the Wright south line to an iron pipe by a cedar tree; thence South 23 degrees 52 minutes 00 seconds West 177.00 feet to an iron pipe; thence North 80 degrees 02 minutes 07 seconds West 143.20 feet to an iron pipe located on the easterly right of way of Hospital Drive; thence North 9 degrees 55 minutes 00 seconds East 164.89 feet with the easterly right of way of Hospital Drive to the point of beginning, containing 27.628 square feet, more or less.

TOGETHER WITH THE FOLLOWING EASEMENTS:

Being two certain tracts or parcels of land located and situated in the Town of Carthage, First (1st) Civil District of Smith County, Tennessee, and being more particularly described according to a survey made by Petty & Petty, Surveyors, dated July 18, 1983, of record in Plat Book 3, page 24, Register’s Office for Smith County, Tennessee.

EASEMENT TRACT 1:

BEGINNING at a point, same being located on the south line of the subject property at the common northwest corner of the Dr. R.J. Wright property and the northeast corner of Hospital Drive; running thence North 64 degrees 45 minutes East 220.00 feet to an iron pipe; thence North 23 degrees 52 minutes East 50.00 feet to an iron pipe set at the end of a curb; thence North 68 degrees 30 minutes West 42.00 feet to a point; thence South 52 degrees 00 minutes West 58.30 feet to a point; thence South 63 degrees 45 minutes West 148.00 feet with a concrete curb to a point at the end of the curb; thence South 55 degrees 00 minutes West 77.92 feet to a point on the South line of subject property and the north extremity of Hospital Drive; thence South 80 degrees 02 minutes East 60.00 feet along the North extremity of Hospital Drive to the point of Beginning.

EASEMENT TRACT 2:

BEGINNING at an iron pipe at the end of a curb on the East side of a present paved road leading to the Smith County Memorial Hospital; running thence South 68 degrees 30 minutes East 89.00 feet to an iron pipe located on the West line of the Smith County Health Care Center, Inc., property, same being its Northwest corner, thence South 23 degrees 52 minutes West 50.00 feet with the Smith County Health Care Center, Inc., West line to an iron pipe; thence North 68 degrees 30 minutes West 89.00 feet to an iron pipe; thence North 23 degrees 52 minutes East 50.00 feet to the point of Beginning, containing 0.102 acres, more or less.

And being part of the easement granted to Smith County Health Care Center, Inc., by grant of easement from Hospital Corporation of Smith and Overton County, in Warranty Deed Book 102, pages 409-412, said Register’s Office; and being part of the easement granted to Smith County Health Care Center, Inc., a Tennessee Corporation, by grant of easement from Hospital Development Properties, Inc., a Delaware Corporation, of record in Deed Book 119, pages 725728, Register’s Office for Smith County, Tennessee.

Being the same property conveyed to Kindred Nursing Centers Limited Partnership by Special Warranty Deed from The Health and Educational Facilities Board of Smith County, Tennessee, of record in Book 66, page 57, in the Register’s Office for Smith County, Tennessee.

EXHIBIT A-5

Legal Description Of The Land Of The Newark, Ohio Facility

(Facility No. 0237)

[See Attached]

[NEWARK, OH]

Page one of three

Parcel One

Situated in the County of Licking, City of Newark, and State

of Ohio and bounded and described as follows:

Beginning at a point in the centerline of West Main Street and in the Southeast corner of Warner’s Allotment to the said City of Newark as shown on the Plat of said Allotment recorded in Vol. 4, at pages 95 and 108, of the Plat Records in the Office of the Recorder of Licking County, Ohio, and being referenced by an iron pin bearing North 4° 46’ 30” East and being 31.98 feet from said points thence North 74° 30’ East, along the center line of West Main Street, 511.71 feet to the pots thence North 4° 46’ 30” East, passing through the Northerly right of way of said West Main Street, a distance of 547.68 feet to a point and the true point of beginning for the following described parcel of land; thence North 85° 13’ 30” West 480.00 feet to a point in the Easterly line of said Warner’s Allotment; thence North 4° 46’ 30” East, along the Easterly line of said Warner’s Allotment, 450.00 feet to a points thence South 85° 13’ 30” East 480.00 feet to a point; thence South 4° 46’ 30” West 450.00 feet to the true point of beginning.

Containing 4.96 acres, more or less.

TOGETHER with a non-exclusive, perpetual right-of-way and easement over, under and through the following described premises for the erection, construction, operation, maintenance and repair of water, storm and sanitary sewer, gas, electric and other utility lines to service the above-described tract of land of 4.96 acres, more or less, and for ingress and egress to and from said tract of land and West Main Street:

Situated in the County of Licking, in the State of Ohio and in the City of Newark and bounded and described as follows:

Beginning at a point in the centerline of West Main Street and in the Southeast corner of Warner’s Allotment to the said City of Newark as shown on the Plat of said Allotment

[NEWARK, OH]

Page two of three

recorded in Vol. 4, at pages 95 and 108, of the Plat Records in the Office of the Recorder of Licking County, Ohio, and being referenced by an iron pin bearing North 4° 46’ 30” East and being 31.98 feet from said point; thence North 74° 30” East, along the centerline of West Main Street, 511.71 feet to a point and the true point of beginning of the following described parcel of land; thence North 4° 46’ 30” East, passing through the Northerly right of way of West Main Street and, also, passing along the Easterly line of the 4.96 acre Nursing Home Site, a total distance of 1057.68 feet to a point; thence South 85° 13’ 30” East, passing into the 50 feet easement to the said City of Newark for storm sewer, sanitary sewer and water lines, a total distance of 60.00 feet; thence South 4° 46’ 30” West, passing through said right of way for West Main Street, a total distance of 1035.52 feet to a point in the centerline of West Main Street; thence South 74° 30’ West, along the centerline of West Main Street, 63.96 feet to the true point of beginning.

Containing 1.44 acres, more or less.

Parcel Two

Situated in the State of Ohio, County of Licking and City of Newark and being part of Reserve A in Janmar Addition as per recorded plat thereof and more particularly bounded and described as follows:

Beginning at an iron pin in the northeast corner of said Reserve A and in the southeast corner of The Newark Convalescent Inn property (deed reference, Volume 638, page 261, of said Deed Records), and in the westerly right of way line of McMillen Drive;

Thence South 4° 46’ 30” West, passing along the easterly line of said Reserve A and the westerly right of way line of McMillen Drive, 180.00 feet to a point;

Thence North 85° 13’ 30” West, 180.00 feet to a point;

Thence South 4° 46’ 30” West, 32.00 feet to a point;

Thence North 85° 13’ 30” West, 299.59 feet to a point in the westerly line of said Reserve A;

[NEWARK, OH]

Page three of three

Thence North 4° 39’ 55” East, passing along said westerly line of Reserve A, 212.00 feet to an iron pin;

Thence South 85° 13’ 30” East, passing along the northerly line of said Reserve A and the southerly line of said Newark Convalescent Inn property, 480.00 feet to the place of beginning;

Containing 2.20 acres, more or less.

TOGETHER with the easements granted in that certain deed from the Newark Company to Susan E. Brown, Trustee, dated June 19, 1978 and recorded in Deed Book 778, page 26, Recorder’s Office, Licking County, Ohio.

EXHIBIT A-6

Legal Description Of The Land Of The Mayfield, Kentucky Facility

(Facility No. 0271)

[See Attached]

[MAYFIELD, KY]

BEING 5 ACRES OUT OF THE NORTHWEST QUARTER OF SECTION 11 TOWNSHIP, 3 RANGE 1, EAST IN THE CITY OF MAYFIELD, KENTUCKY, AND BEING A PART OF THE PROPERTY DESCRIBED IN DEED BOOK 90, PAGE 1, IN THE OFFICE OF THE GRAVES COUNTY COURT CLERK, AND SAID 5 ACRES IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CONCRETE SURVEY MARKER ON THE SECTION LINE NEAR THE INTERSECTION OF THE NORTH LINE OF INDIANA AVENUE WITH THE EAST LINE OF NORTH 4TH STREET, SAID MARKER BEING LOCATED NORTH ALONG THE SECTION LINE 395 FEED FROM THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER OF SECTION 11, TOWNSHIP 3 RANGE 1 EAST, AND RUNNING THENCE NORTH 2 DEGREES 30 MINUTES WEST ALONG THE SECTION LINE 506.14 FEET (CONCRETE SURVEY MARKER POINTER LOCATED S 2 DEGREES 30 MINUTES E 15 FEET); THENCE NORTH 87 DEGREES 54 MINUTES 30 SECONDS EAST 433.85 FEET (CONCRETE SURVEY MARKER POINTER LOCATED S 2 DEGREES 30 MINUTES E 15 FEET); THENCE SOUTH 2 DEGREES 30 MINUTES E, 497.93 FEET TO A CONCRETE SURVEY MARKER; THENCE SOUTH 86 DEGREES 49 MINUTES 30 SECONDS WEST 433.87 FEET TO THE POINT OF BEGINNING.

THERE IS ALSO INCLUDED IN THIS CONVEYANCE A RIGHT OF WAY AND EASEMENT ON AND OVER A CERTAIN PIECE OF LAND IMMEDIATELY SOUTH OF AND ADJOINING THE REAL ESTATE DESCRIBED AND MORE PARTICULARLY DESCRIBED AS A STRIP OF LAND 60 FEET WIDE LYING JUST SOUTH OF AND ABUTTING THE 5 ACRE TRACT DESCRIBED ABOVE AND RUNNING BACK EAST THE ENTIRE DISTANCE OF SAID TRACT, 744 FEET, MORE OR LESS.

IT IS FURTHER UNDERSTOOD THAT THE RIGHT OF WAY AND EASEMENT HEREIN PROVMED SHALL REMAIN A PRIVATE WAY FOR AND JOINT USE AND BENEFIT OF USHER AND GARDNER, INC., THEIR GRANTEE AND ITS OR THEIR AGENTS, SERVANTS, TENANTS, AND ALL OTHER PERSONS FOR THEIR ADVANTAGE.

EXHIBIT A-7

Legal Description Of The Land Of The Marion, Ohio Facility

(Facility No. 0870)

[See Attached]

[MARION, OH]

Page one of three

PARCEL I:

Situated in the City of Marion, County of Marion, State of Ohio and being part of Lot number forty-five (45), Professional Park Subdivision as shown in Plat Book five (5), Pages eighty-nine (89) through ninety-five (95) and amended as described in Plat Book five (5), Pages one hundred nineteen (119) and one hundred twenty (120) and Plat Book six (6), Pages fifty-two (52) and fifty-four (54), Recorder’s Office, Marion County, Ohio, and further described as follows:

Beginning at an iron pin in the centerline of future Community Drive, said iron pin being two hundred and zero hundredths (200.00) feet Easterly from the intersection of the centerline of future Community Drive with the East line of Delaware Avenue; thence South twenty (20) degrees, thirty-nine (39) minutes, fifty-one (51) seconds East a distance of thirty (30) feet to an iron pin and the place of beginning; thence North sixty-nine (69) degrees, twenty-one (21) minutes, thirty-nine (39) seconds East along the North line of said Lot number forty-five (45) a distance of one hundred forty-five and eleven hundredths (145.11) feet to an iron pin, said point being also the Northeast corner of said Lot number forty-five (45); thence South twenty (20) degrees, thirty-nine (39) minutes five, (05) seconds East a distance of three hundred thirty-six (336) feet to a point; thence South sixty-nine (69) degrees, twenty (20) minutes, twenty-seven (27) seconds West a distance of one hundred forty-five and four hundredths (145.04) feet to an iron pin, thence North twenty (20) degrees, thirty-nine (39) minutes, fifty-one (51) seconds West a distance of three hundred thirty-six end five hundredths (336.05) feet to an iron pin, the place of beginning. Subject to all legal rights-of-way, easements and restrictions of record, including a certain thirty (30) foot easement for sewer facilities, dated May 23, 1969, recorded in Volume 447 at Page 230 of the Deed Records of Marion County, Ohio, the East fifteen (15) feet of which, measured East and West, lies along the West line of the above described parcel belonging to said Professional Park, Inc., commencing at the North line of said future

[MARION, OH]

Page two of three

Community Drive and extending to the South line of said parcel.

Reference is hereby had and made to survey of said premises recorded in Volume 6 at Page 48 of the Survey Records in the Office of the County Engineer of said County.

PARCEL II:

Situated in the City of Marion, County of Marion and State of Ohio and bounded and described as follows:

Known as being part of Lot number forty-five (45) in Professional Park Addition to the City of Marion, Ohio;

Commencing at an iron pin set in the South line of Lot number forty-four (44), seventy-five and forty hundredths (75.40) feet West of the Southeast corner of Lot number forty-four (44);

Thence North sixty-nine (69) degrees, twenty (20) minutes, zero (00) seconds East, a distance of one hundred eighty-one and seventy-five hundredths (181.75) feet to a point;

Thence North twenty (20) degrees, forty (40) minutes, zero (00) seconds West, a distance of fifty-three and seventy-three hundredths (53.73) feet to a point;

Thence South sixty-nine (69) degrees, twenty (20) minutes, zero (00) seconds West, a distance of twenty-seven and sixty hundredths (27.60) feet to a point;

Thence North twenty (20) degrees, forty (40) minutes, zero (00) seconds West, a distance of ninety-six and twenty-seven hundredths (96.27) feet to a point, the place of beginning;

Thence North twenty (20) degrees, forty (40) minutes, zero (00) seconds West, a distance of fifty and zero hundredths (50.00) feet to a point;

Thence North sixty-nine (69) degrees, twenty (20) minutes, zero (00) seconds east, a distance of zero and eighty-five hundredths (0.85) feet to a point;

Thence North twenty (20) degrees, forty (40) minutes, zero (00) seconds West, a distance of thirty-four (34) feet to a point;

Thence South sixty-nine (69) degrees, twenty (20) minutes, zero (00) seconds west, a distance of one hundred forty-five (145) feet to a point;

Thence South twenty (20) degrees, forty (40) minutes, zero (00) seconds East, a distance of eighty-four (84) feet to a point;

Thence North sixty-nine (69) degrees, twenty (20) minutes, zero (60) seconds East, a distance of one hundred

[MARION, OH]

Page three of three

forty-four and fifteen hundredths (144.15) feet to the place of beginning;

Said parcel being zero and twenty-eight hundredths (0.28) acres, more or less.

PARCEL III:

Situated in the City of Marion, County of Marion and State of Ohio and bounded and described as follows:

Known as being a two (2) acre tract of land located in the Northwest portion of Lot number forty-six (46) in Professional Park Addition to the City of Marion, as shown and delineated upon the Plat of Professional Park Addition recorded in Plat Records Volume five (5), pages eighty-nine (89) to ninety-five (95) inclusive, in the Recorder’s Office of Marion County, State of Ohio, and which tract is more specifically described as follows:

Beginning at the Northwest corner of the aforesaid Lot number forty-six (46), said place of beginning also being the Northeast corner of Lot number forty-five (45) in said Addition; thence South twenty (20) degrees, forty (40) minutes East and along the East boundary line of Lot number forty-five (45) a distance of three hundred seventy (370) feet to a point which point is fifty (50) feet more or less from the Southeast corner of said Lot number forty-five (45); thence North sixty-nine (69) degrees, twenty (20) minutes East and parallel to the North boundary line of Fairfax Road a distance of two hundred-forty-and-eight hundred sixty-five thousandths (240.865) feet to a point; thence North twenty (20) degrees, forty (40) minutes West and parallel to the East boundary line of Lot number forty-five (45) a distance of three hundred seventy (370) feet to a point; being located in the South Boundary line of Community Drive; thence along the South Boundary line of Community Drive to the place of beginning.

EXHIBIT A-8

Legal Description Of The Land Of The Livermore, California Facility

(Facility No. 0205)

[See Attached]

(LIVERMORE, CA)

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ALAMEDA, CITY OF LIVERMORE, DESCRIBED AS FOLLOWS:

PORTION OF THE PARCEL OF LAND CONVEYED BY FERDINAND HOLDENER, ET UX, TO THE DUFFEL SMOOT COMPANIES, A CORPORATION, BY DEED RECORDED JULY 2, 1965, ON REEL 1543, IMAGE 234, ALAMEDA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EASTERN LINE OF SAID PARCEL OF LAND, DISTANT THEREON SOUTH 0° 10’ 10” WEST 554.40 FEET FROM THE SOUTHERN LINE OF EAST STANLEY BOULEVARD; RUNNING THENCE NORTH 25° 49’ 50” WEST 209.618 FEET; THENCE SOUTH 0° 10’ 10” WEST 225 FEET; THENCE SOUTH 89° 45’ 50” EAST 209.618 FEET TO SAID EASTERN LINE OF SAID PARCEL OF LAND; THENCE ALONG THE LAST NAMED LINE, NORTH 0° 10’ 10” EAST 225 FEET TO THE POINT OF BEGINNING.

EXHIBIT A-9

Legal Description Of The Land Of The Westborough, Massachusetts Facility

(Facility No. 0541)

[See Attached]

[WESTBOROUGH, MA]

A certain parcel of land with the buildings and improvements thereon situated off the easterly side of East Main Street and on the northerly side of Colonial Drive, a private way, in Westborough, Worcester County. Massachusetts, the same being shown as Lot #2 containing 5.0 acres on a plan by Guerard Survey Co. & Associates dated November 4, 1969, recorded with said Deeds in Plan Book 333, Plan 91, and being more particularly bounded and described as follows:

SOUTHWESTERLY:	by said Colonial Drive by two lines (the first being a curved line with a radius of 80 feet) measuring respectively 23 feet and 117 feet;

NORTHWESTERLY:	by land now or formerly of Dorothy Hickox, Inc. 215.49 feet;

NORTHEASTERLY,
EASTERLY, NORTHERLY,
AND NORTHEASTERLY:	by land now or formerly of the Commonwealth of Massachusetts, (Metropolitan District Commission) by four lines measuring respectively 195 feet, 87.20 feet, 165.17 feet, and 408.30 feet;

SOUTHEASTERLY:	by land now or formerly of said Dororthy Hickox, Inc. 307.47 feet; and

SOUTHERLY,
SOUTHWESTERLY,
WESTERLY AND
SOUTHWESTERLY:	by land now or formerly of said Dorothy Hickox, Inc. by four lines (the second being a curved line with a radius of 125 feet) measuring respectively 410.33 feet, 97.85 feet, 80.14 feet and 118.70 feet).

Being the same premises conveyed to the Grantor herein by deed from Michael A. Minkin and Kenneth D. Minkin, Trustees of the Minkin-Westborough Realty Trust, said deed dated January 4, 1984 and recorded in said Registry in Book 8047, Page 19.

EXHIBIT A-10

Legal Description Of The Land Of The Atlanta, Georgia Facility

(Facility No. 4670)

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 49 OF THE 14TH DISTRICT OF FULTON COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1/2 INCH REBAR SET AT THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY OF 3RD STREET (30’ R/W) WITH THE EASTERLY RIGHT-OF-WAY OF JUNIPER STREET (60’ R/W): THENCE ALONG SAID RIGHT-OF-WAY OF JUNIPER STREET NORTH 04 DEGREES 12 MINUTES 29 SECONDS EAST A DISTANCE OF 258.67 FEET TO A 1/2 INCH REBAR FOUND; THENCE DEPARTING SAID RIGHT-OF-WAY SOUTH 85 DEGREES 46 MINUTES 20 SECONDS EAST A DISTANCE OF 204.70 TO A 1/2 INCH REBAR SET; THENCE NORTH 04 DEGREES 14 MINUTES 44 SECONDS EAST A DISTANCE OF 45.30 FEE TO A P.K. NAIL SENT; THENCE SOUTH 86 DEGREES 03 MINUTES 05 SECONDS EAST A DISTANCE OF 195.16 FEET TO A 1/2 INCH REBAR FOUND ON THE WESTERLY RIGHT-OF-WAY OF PIEDMONT AVENUE (60’ R/W); THENCE ALONG SAID RIGHT-OF-WAY SOUTH 04 DEGREES 16 MINUTES 39 SECONDS WEST A DISTANCE OF 210.73 FEET TO A 1/2 INCH REBAR FOUND; THENCE DEPARTING SAID RIGHT-OF-WAY NORTH 85 DEGREES 18 MINUTES 36 SECONDS WEST A DISTANCE OF 204.31 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 04 DEGREES 39 MINUTES 50 SECONDS WEST A DISTANCE OF 46.33 FEET TO AN ALUMINUM DISK FOUND; THENCE SOUTH 04 DEGREES 56 MINUTES 36 SECONDS WEST A DISTANCE OF 49.76 FEET TO A 1/2 IN REBAR SET ON SAID RIGHT-OF-WAY OF 3RD STREET; THENCE ALONG SAID RIGHT-OF-WAY NORTH 85 DEGREES 53 MINUTES 42 SECONDS WEST A DISTANCE OF 39.38 FEET TO A 1/2 INCH REBAR SET; THENCE NORTH 85 DEGREES 38 MINUTES 52 SECONDS WEST A DISTANCE OF 154.95 FEET TO SAID 1/2 INCH REBAR SET AND THE POINT OF BEGINNIV. SAID TRACT CONTAINING 2.13 ACRES AS SHOWN ON SURVEY PREPARED BY PEARSON & ASSOCIATES, INC. DATED SEPTEMBER 13, 2004, LAST REVISED: MARCH 15, 2006.

EXHIBIT A-11

Legal Description Of The Land Of The Dallas, Texas Facility

(Facility No. 4610)

[See Attached]

BEING a tract of land situated in the Daniel Barrow Survey, Abstract No. 177, Dallas County, Texas; and being in the City of Dallas Block No. 7503; and being the same tract as conveyed to Thomas Lee Plahte and Marian (Plahte) Griffin by deed dated June 7, 1976 and recorded in Volume 76135, Page 1039 of the Deed Records of Dallas County, Texas; said tract being part of Tract 8 of the W.N. Stults Partition as recorded in Volume 21, Page 549, Minutes of the 68th District Court in Cause No. 37821-A; said tract being more particularly described as follows:

BEGINNING at the intersection of the Northwest line of Greenville Ave. (100.0 ft. wide R/W) with the North line of Stults Road (60.0 ft. wide R/W), a 1/2 inch dia. iron rod with yellow plastic cap stamped West - 682, found for corner;

THENCE, North 88 degrees 54 minutes 17 seconds West, along the North line of Stults Road for a distance of 239.54 feet to a point in the West line of said Tract 8, 1/2 inch dia. iron rod with yellow plastic cap stamped Bowden - 4775, set for corner:

THENCE, North 00 degrees I5 minutes 00 seconds East, along the West line of said Tract 8 for a. distance of 241.49 feet to a 1/2 inch dia. iron rod found for corner, same being then Southwest corner of Roberta Mullenix tract;

THENCE, South 88 degrees 42 minutes 02 seconds East, along the South line of said Mullenix tract for a distance of 312.53 feet to the Northwest line of Greenville Ave., a  1/2 inch dia. iron rod with yellow plastic cap stamped West – 682 found for corner;

THENCE, South 17 degrees 12 minutes 28 seconds West, along the Northwest line of Greenville Ave., for a distance of 250.18 feet to the POINT OF BEGINNING and containing 1.527 acres of land.

Also described as follows:

Being Lot 8, in Block 7503, of VENCOR HOSPITAL ADDITION, an Addition to the City of Dallas, Dallas County, Texas, according to the Map thereof recorded in Volume 97203, Page 992, of the Map Records of Dallas County, Texas.

EXHIBIT A-12

Legal Description Of The Land Of The Greenfield, Wisconsin Facility

(Facility No. 4663)

Real property in the unincorporated area of the County of Milwaukee, State of Wisconsin, described as follows:

Parcel Two (2) of Certified Survey Map No. 3974, being a Resubdivision of Parcel Two (2) of Certified Survey Map No. 3887, being a part of the Northeast One-quarter (1/4) of Section Thirty (30), in Township (6) North, Range Twenty-one (21) East, in the City of Greenfield, County of Milwaukee, State of Wisconsin, recorded in the Office of the Register of Deeds for Milwaukee County on February 6, 1981 in Reel 1355, Image 1399, as Document No. 5456833.

EXHIBIT B

List of Facilities, Facility Groups and Annual and Monthly Allocated Minimum Rent for the Facilities

(Effective Date of Fifth Amendment through July 31, 2007)

Kindred Facility #	City. St. Location	Group	Annual Allocated Minimum Rent	Monthly Allocated Minimum Rent
	Group 1 Facilities
0177	Loudon TN	1	$1,397,250.00	$116,437.50
0187	Maryville TN	1	$289,800.00	$24,150.00
0189	Maryville TN	1	$662,400.00	$55,200.00
0274	Carthage TN	1	$807,300.00	$67,275.00
	Group 2 Facilities
0237	Newark OH	2	$1,831,950.00	$152,662.50
0271	Mayfield KY	2	$838,562.18	$69,880.18
0870	Marion OH	2	$646,875.00	$53,906.25
0205	Livermore CA	2	$394,931.16	$32,910.93
0541	Westborough MA	2	$637,701.80	$53,141.82
	Group 3 Facilities
4670	Atlanta GA	3	$3,105,000.00	$258,750.00
4663	Greenfield WI	3	$1,060,875.00	$88,406.25
	Group 4 Facility
4610	Dallas TX	4	$2,328,750.00	$194,062.50
			$14,001,395.13	$1,166,782.93

B-1

EXHIBIT C

Number of Licensed and Operating Beds for Each Facility

[Effective as of Closing Date]

Kindred Facility #	City. State Location	# of Available Beds	# of Licensed Beds
	Group 1 Facilities
0177	Loudon TN	182	182
0187	Maryville TN	187	187
0189	Maryville TN	75	75
0274	Carthage TN	128	128
	Group 2 Facilities
0237	Newark OH	300	300
0271	Mayfield KY	100	100
0870	Marion OH	110	110
0205	Livermore CA	80	83
0541	Westborough MA	122	123
	Group 3 Facilities
4670	Atlanta GA	72	72
4610	Greenfield WI	62	62
	Group 4 Facility
4633	Dallas TX	110	110

C-1

EXHIBIT F-1

Itemization of Lessor’s Personal Property – Atlanta Facility

[See Attached]

4670

SF-2020 COPIER

CECILWARE FRYER

DIETARY FIXTURES

BIOFLOW CHAMBER

IMPERIAL RANGE/COOL

LIFT BATH TROLLEY

DEFIBRILLATOR/MONIT

COMPUTER CABINETS

X-RAY MACHINE

LAUNDRY HAMPERS

EXIT SIGN

DEPOSIT-OEC902 C-ARM

MED RECORDS SYSTEM

SCALE

THERMAL ARRAY RECORD

OMNI TRAK/NVS MONITR

OCE 902 C-ARM-PORTAB

VACUUM CLEANER

SURGICAL TABLE

CENTURY D BEDS

MABIS ANEROID & BASK

PORTABLE X-RAY MACH

(20)IV POST W/CLAMP

BEDS/BEDSIDE CABINET

BP MONITOR & CART

ZENON LIGHT SOURCE

THERAPY LIFT TROLLEY

BULLETIN BOARDS

BEDS SALES TAX

MICROSTOR IV PHASR

HAND HELD OXIMETER

FLOUROSCOPIC CHAIR

SPINNAKER UPGRADE

COAGULATION ANALYZER

ORTHO CARE HOSP MATT

PLUMO COMPRESSOR

LOCKERS

CAPNOMETER HAND-HELD

(2) LCD PANELS

WALL MOUNT & CHANNEL

MONITORS & EQUIPMENT

RHINOLARYNGOSCOPE

REUPHOLTRY STEELCASE

JT3 ANALYZER

ANTENNA SYSTEM

CENTRAL MONITOR

6 PT TELEMETRY SYST

LO PROF PASS THRU

PHONES

UPPER BODY ERGOMETER

BRONCHOFIBERSCOPE

TRADE SHOW BTH LIGHT

1

4670

BRAILLE SIGNS

HIGH VOL ASPIRATOR

HYPO/HYPER THERMA UN

RECLINERS & IV POLES

HOVER LIFT

WALL MOUNTS

P1000 STERIS SYSTEMS

SEC DESK

(1)VENT BED/AIRLOGIC

LASER SCANNER

BEDS/MATRESS/CABNETS

DEFIBRILLATOR

FIRE DAMPERS

4 REFRIGERATORS

REFRIGERATOR/CHILLER

PENTAX TRAY

EMERGENCY CART

LASER SCANNER

DESK PHONES

GE AMXIII UNIT

GE AMX II

HANDHELD CAPNOMETER

OFFICE FURNITURE

SD-2060 COPIER

BLINDS FOR HOSPITAL

CODEMASTER XL, PACEM

SUPER IMAGENIDEO PR

GASTROSCOPE & COLONS

INFUSION PUMPS

SUPERIMAGE-VIDEO PRO

EDS-2J-03 DATA SYSTEM

PAGEWRTR XLI CARDI

MED EQUIP TAX

GRID CAP

Y-BLOOD ANALY SYS

ANALYZER

THERMAL LBL PRINTER

CAPNOGR.PULSE OX

Y-GANGED CHAIRS

Y-TABLE & CHAIRS

HANDHELD SCANNER

KODAK PROCESSOR

BLOOD ANALYSIS SYSTEM

META SCOPE SYSTEM

FOOD PROCESSOR

CABINETS,TABLE

PULS VAC

POWER UNIT

MGMT TRAINER

S/T - METASCOPE

METASCOPE

MONITORS/BEF INSTALL

2

4670

ICEMAKER

Y-RECLINERS

Y-SLING SCALE

SPIROMETRY SYSTEM

Y-LIFTER

NUTRITIONAL MODULE

PRESS MODULE

AUDIOMETER

ELECTRIC BED

EXTRACTRATOR

NUT ASSESS

EB-310S BRONCHOSCOPE

GASTRO FIBERSCOPE

KITCHEN EQUIPMENT

SR - EB-310S BRONCHOSCOPE

MOBILE CABINETS

EXTRA WIDE WHEELCHAIR P

T ID CARD EMBOSSER

MD FLUOROSCOPIC-FINAL INV

Y-AC ACTION POWER

Y-GA MAC 8 SYS

FILE CABINET

BRONCHOSCOPE

OR MEDICAL EQUIP(3)

MECHANICAL SPIROMETER IA

CO MONITOR

LX-3100 HYBRID TRANSMITTER. W/WIRE SET (2)

LOW SPEED BUFFER, 20” (3)

CODEMASTER XL DEFIBRILLTOR (2)

UNIT DOSE CENTER, SURE MED (3)

STRETCHER, RETRACTO RAIL (2)

LIGHTING SYSTEM, SURGICAL, POLARIS (2)

MONITOR, VITAL SIGNS, MILLENNIA 3500

LIGHT SOURCE, XENON, 300 WATT, DEMO

STAND, NIKON ECLIPSE, REVERSE NOSEPIECE (3)

TABLE, SURGICAL, C-ARM COMPATIBLE

COMPRESSOR

MILLENNA MONITORING EQUIPMENT

CENTRAL STATION MONITOR

AIR DERMATOM KIT

ICE MACHINE, TOUCH FREE

LEASE BUYOUT FOR 7200AE VENTILATOR (5)

COPIER HIGH VOLUME SUCT 8 6/20-TRSF

VENCARE #4613

PULMO-AIDE 8 0

METABOLIC CART (3)-TRSF VENCARE #4613 (3)

BIPAP MACHINES (6)-TRSF VENCARE #4613

METABOLIC CART-TRSF VENCARE #4613

GA CONC

CONCENTRATORS (15)-TRSF VENCARE #4613

CONCENTRATORS (25)

CONC 32

3

4670

CONCENTRATORS (4), COMPANION

CONCENTRATORS, COMPANION 590-TRSF F/4613

VIDEO PROCESSOR, OLYMPUS LIGHT

SOURCE XENON 300W, OLYMPUS VIDEO

COLONOSCOPE, OLYMPUS (2) VIDEO

BRONCHOSCOPY PROCESSOR, OLYMPUS VIDEO

BRONCHOSCOPE, OLYMPUS GASTRPSCOPE

EQUIPMENT-FSV KINDRED

VEHICLE-FSV KINDRED t?

LEASE BUYOUT OF METABOLIC MONITOR

FAX MACHINE LASER MID-HI VOL. FO-5700

FLOOR MACHINE, DUAL SPEED 20” 1 1/2 HP

FLOOR MACHINE, DUAL SPEED 20” 1 1/2 HP

ANALYZER HEMATOLOGY

CAPNOCHECK MODEL 8400

CAPNOCHECK MODEL 8400

CART FOR CARDIOGRAPH

WHEELCHAIR 24” WIDE TRACER IV W/ELEV LEG

OSCILLATING SAW SERIES 3, USED

ULTRASOUND MACHINE W/3 PROBES

NIBP/OXIMETER/ELECTRONIC THERM 6004-011 (6)

PROJECTOR

PROBE, LA13 7.5/10.0 MHZ

REFRIGERATOR BLOOD BANK 5.4 cu.ft.

REMOTE UNIT ICE MACHINE

BIN ICE MACHINE

ICE MACHINE SCOTSMAN MDT3F12

NEXTIRAONE: PHONE SYSTEM

MONITOR MULTI-STATION REMOTE

S46990004 - VENT ALARMS (70)

S46990004 - VENT ALARM CORDS (40)

RECLINER GERIATRIC (5)

HYPER/HYPO-THERMIA UNIT (2)

PACHANGO LOVESEAT

PACHANGO SOFA

PACHANGO

PACHANGO CHAIR

PACHANGO CHAIR

MATTRESS LAL- ALTERNATING PRESSURE (40)

SECURITY CAMERA SYSTEM

ASPIRATOR, SUCTION PUMP STAND MOUNTED (2)

INFUSION PUMP MEDSYSTEM (outright puch.) (30)

MICROSCOPE, NIKON E200

VIDEO PROCESSOR CV-160

LIGHT SOURCE XENON OES CVL-160

GASTROSCOPE VIDEO GIF-160 (2)

BRONCHOSCOPE VIDEO

BRONCHOSCOPE VIDEO BF-P160

MONITOR COLOR HI-RESOL. 19 in

PRINTER VIDEO OEP-3

ENDOSCOPE DISINFECTOR MV-1 w/RAPICIDE

4

4670

SCANNER 2-PROBE SYSTEM SITE-RITE IV

ANALYZER URINE CHEMSTRIP

SURGERY WASHER/DISINFECTOR

2-LEVEL INSTRUMENT RACK FOR RELIANCE 333

REMOTE PRINTER KIT FOR RELIANCE 333

X-RAY UNIT PORTABLE– AMX 4

RHINOLARYNGOSCOPE

FF&E - KH ATLANTA PURCHASE PRICE ALLOCATION

ANALYZER, BLOOD GAS, IMMUNOREADY (2)

CENTRAL DATA STATION

ELECTRONIC SIMULATOR

TABLE SURGICAL AMSCO 3085 SP

STRETCHER BIG WHEEL MOBILITY SERIES (2)

SMART UPS RT 2000VA

SMART UPS RT 3000VA

KODAK DIRECTVIEW CR500 BUNDLE WNVORKLIST

TELEMETRY SYSTEM - ICU

TELEMETRY SYSTEM - PACU

TELEMETRY SYSTEM - addendum REFERENCE ASSET

EKG MACHINE CARDIOVIT AT2 LIGHT

FREEZER LABORATORY LOW-TEMP W/GLASS DOOR

REFRIGERATOR LABORATORY W/ 1 GLASS DOOR MAT

PLATFORM PWR ADJU HEIGHT HAUSMANN

5

EXHIBIT F-2

Itemization of Lessor’s Personal Property – Dallas Facility

[See Attached]

4610

EXAM TABLE

CODEMASTER XL+

FELCO TIH TABLE HYPO

THERMIA UNIT HPR

RECOVERY UNIT

FURNITURE

MAT PLATFORM

STEAMER

KITCHEN TABLE

MEDICAL REC SYSTEM

MICROBIOLOGY HOOD

KEYBOARD SHELVES

MED STAFF SYSTEM

PORT SPIROMETER -84

TRADE SHOW BTH LIGHT

DRUG CAB. 95-00124

INSTALLATION KIT

DELIVERY CART

(2)VENT BED/AIRLOGIC

BRONCHOFIBERSCOPE

STRETCH CHAIR

HOYER PATIENT LIFT

DESK

TELEMETRY MNTR SYST

BICAP SYSTEM

IRMA BLOOD GAS ANAYLZER

BP MOD, PLS OXI, VIDE

HAND HELD OXIMETER

TREADMILL

CRASH CARTS

SUCTION REGULATOR

HANDHELD SCANNER

SUCTION UNIT

CLEAN AIR MACHINE

CLEAN AIR MACHINE

MONITOR

ANESTHESIA EQUIP

ANESTHESIA EQUIP

PASSPORT MONITOR

Y-REFRIGERATOR

BLACK LEATHER LOVESEATS

Y-SLING SCALE er,

Y-TX 6 DR CART

BROCHOSCOPY EQUIP

T-X ENDO CART

COLONSCOPE

MONITORS

CLEAN AIR MACHINE

TX VIDEX TIMEWAN(BARCODE READE

TX SHRP COPIER

AIRWAY PRESSURE MONITOR

BIPAP VENT SYSTEM

1

4670

SMALL STEAM STERILIZER

TX SHRP COPIER – S/T

FLOOR MACHINE-SCRUBBER

FLOOR MACHINE-WAXER/BURNISHER

STERILIZER PACKAGE

CARDVVRITER II EMBOSSING SYS

PAGEWRITER XLI

MICROSCOPE

DEFIBRILLATOR

GASTRIC PUMP(2)

LIGHT-SUNLT SOURCE 200(2)

CELL WASHER

TELEMETRY TRANSMITTER

ELECTRO DERMATOME

RHINOLARYNGOSCOPE

RHINOLARYNGOSCOPE LIGHT SOURCE

HEMATOLOGY ANALYZER

LIFTER

ELECTROSURGICAL UNIT

LIFTER

TENS EPIX AND FOCUS NMES

SIT-WINDSOR INDUSTRIES

VAC (2)

BUFFER

BURNISHER (2)

PAPER SHREDDER W/STAND (2)

BEDSIDE CABINET (50)

OVERBED TABLE (50)

PATIENT ROOM CHAIR (50)

ELECTRIC BED (37)

TREADMILL (2)

RECUMBENT CYCLE BIKE (2)

CROSSTRAINER

LEG EXTENSION/CURL

CHEMISTRY ANALYZER/POWERWARE 2

C-ARM XRAY EQUIP.

REHAB EQUIPMENT (2)

12-PAC COOLER

MEDI-BALL (2)

PULSAVAC III

SIT-HILL-ROM

RADIOGRAPHIC MACH

S/T-C-ARM XRAY EQUIP.

STRETCHER (2)

WHEELCHAIR SCALE

#2002 BED SCALE

RED CRACH CART

R3872-5A PHARMACY REFRIGERATOR

RED CRASH CART

NON INVASIVE BP MODULE

INSTALLATION/TELEMETRY ANTENNA SYSTEM

SINK, DISHWASHER

2

4610

DINING ROOM FURNITURE

WHIRLPOOL-S46109804

PHYSICAL THERAPY EQUIPMENT

WHEELCHAIR, 24”, TRACER IV

ASSEMBLY, RIGID ADAPTER

FAX MACHINE

CLEANER, STEAM, VAPOR LUX & ATTACHMENTS

ADDRESSOGRAPH

ENDOSCOPY SYSTEM

CAST CUTTER, 10”, M PACT

NITROGEN REGULATOR

CABINET, SAFETY, FLAME RETARDANT

ICE MACHINE AIR COOLED 470 LB/24HR

ICE MACHINE AIR COOLED 470 LB/24HR

CENTRAL DISPLAY STATION

FLOOR SCRUBBER AUTOCLEAN 18

PLASMA FREEZER

REFRIGERATOR REACH-IN

STRETCHER

EQUIPMENT-FSV KINDRED

STAND-IN TABLE HI-LO ECONOLINE

PERCON BAR-CODE SCANNER PT-2000

ICE DISPENSER 160 LB

FOOD SLICER 1/2-HP 12” DIA. KNIFE MANUAL

C-ARM Phillips BV-300 Series

LIPOSUCTION UNIT, CONTOUR GENESIS SYSTEM

COPIER DIGITAL AFICIO 551 WITH FINISHER

STRETCHAIR MC-250 (2)

SCANNER 2-PROBE SYSTEM

CRYOSTAT, LECIA CM1900

STEAMER CONVECTION COUNTERTOP 3-PAN

INCUBATOR GENERAL PURPOSE 5.0 cu.ft.

INCUBATOR CO2 6.2 cu.ft.

MICROSCOPE E-600 W/PLAN FLUOR OBJECTIVES

COAGULATION ANALYZER ACL100

TOASTER CONVEYOR HOLMAN,

ICED TEA BREWER ,4

CAST CUTTER, 115V

CART CRASH 5-DWR BEIGE -BLUE GREY STD

CAPNOCHECK PLUS CAPNOGRAPH/OXIMETER

VIRIDIA MONITORING SYSTEM

ANESTHESIA MONITORING EQUIPMENT

COPIER AFICIO 1018 DIGITAL W/DUPLEXING, ARDF,

AUTOCLAVE EYECUP SCOPE 4MM 30 DEGREE (2)

DERMATOME PNEUMATIC ZIMMER w/HOSE

SURGICAL TABLE AMSCO 3080

BLANKET WARMER CASTLE 5550

DRILL HALL 5053-009

OSCILLATING SAW HALL 5053-012

SAGITTAL SAW HALL 5053-011

WIREDRIVER HALL 5053-013

MICROSCOPE

3

610

BRONCHOSCOPE-

CRYO SYSTEM

STRETCHER HORIZON STOCK w/ACCY 462EMCST (5)

CART EMERGENCY 6-DWR w/KEYLOCK (2)

DEFIBRILLATOR, CODEMASTER XLT M1723A (2)

COPIER DIGITAL AFICIO 1035, ARDF, CABINET

ICE MACHINE SCOTSMAN MDT3F12 (2)

RECLINER CARE CLINER W/CA117 UPHOLSTERY (2)

LEG HOLDER BASIC LHPB-LT7 (2)

TABLE CARPA AHMPT W/PAD LT14 DAYS

TABLE INSTRUMENT 26X60X34 W/SHELF

LAPAROSCOPIC SYSTEM

SURGICAL INSTRUMENTS SET-

CHAIR VIDEO IMAGING w/ACCESSORIES

RECLINER WHEELCHAIR W/SVVING ELEV. LEG

COPIER DIGITAL AFICIO 1035, ARDF, CABINET, FINISHE

DEFIBRILLATOR, CODEMASTER XLT M1722

DEFIBRILLATOR, CODEMASTER XLT M1722A

PATIENT LIFT ULTRALIFT 2500X ELEC 600LB (2)

BED BARIATRIC EXPANDABLE w/SCALE (2)

WHEELCHAIR EXTRA WIDE 680# CAP.28in (2)

MATTRESS PRESSURE GUARD CFT 80” X 54” (2)

BED FULL-FEATURED ACUTE CARE K1600 (6)

BACT / ALERT 3D LEFT COMBINATION MODULE

AUTOMATED MICROBIOLOGY VITEK-32 DATATRAC

CFI PLAN ACHROMAT 100X OIL ANA 1.25 wd

CFI PLAN ACHROMAT 50X OIL )11A 0.90 wd

FOOD PROCESSOR 3 1/2QT VARI SPEED 72461

COMPONENT MONITORING SYSTEM VIRIDIA

TELEMETRY SYSTEM

ORTHOPEDIC EXTENSION FOR AMSCO 3080/3085

S46990004 - VENT ALARMS

SURGICAL DRILL & ATTACHMENTS

SMALL BATTERY DRIVE SET (SURGICAL DRILL)

PUMP INFUSION FLO-GARD SINGLE CHANNEL (40)

DEFIBRILLTOR HEARTSTART XL M4735A

COLONOSCOPE–FUJINON

COPIER AFICIO 2018D, ARDF, CABINET, FAX

CT-INJECTOR-S46100401

CT-SCAN-S46100401

KODAK LASER IMAGER-S46100401

SCALE PORTABLE FOLD UP DIGITAL 800 LBS (2)

KODAK DIRECTVIEW CR500-S46100502

COPIER DIGITAL AFICIO 2020D, ARDF, CABINET

4

EXHIBIT F-3

Itemization of Lessor’s Personal Property — Greenfield Facility

See Attached

4663

IRMA BLOOD ANALYSIS

SYS DESK (6)

LOBBY FURNITURE

PORT VENTS

FOOD SERVICE EQUIPMENT

FURNITURE

DICTATING

EQUIPMENT RT EQUIP

SATELLITE- TV

CARDIO 2/MAX SYSTEM

PAINTINGS AND OTHER DECOR.

DEFIBULATOR

PT EQUIP

ALL PURPOSE CHAIR - 5 DEGREE

NURSE SERVING FURNITURE

ALL PURPOSE CHAIR

TREATMENT CART

HIGH - LO TABLE

SCALE

CARDIO 2/MAX SYSTEM

3 G-300D PULSED GALVANIC STIMU

NEBULIZER- ULTRASONIC

ICE CUBE MAKING EEQUIPMENT

CARDIAC PACER (2)

C-ARM TABLE

SPECIAL PROCEDURES EQUIPMENT

TYPEWRITER

AUDIOMETER

PORTABLE VENT STANDS

DICTATING EQUIPMENT

CARDIAC OUTPUT FOR DS-33XX

CART

RT SHELVING

BULLETIN BOARDS

NURSE SERVING FURNITURE

MANNEQUIN

NEBULIZER-

ULTRASONIC BLENDER

DISPLAY CASE

DICTATING

EQUIPMENT TRASH

CANS

FAX

PAINTINGS AND OTHER DECOR.

LABEL MAKER

SCHREDDER

RADIOLOGY GRID CAP

MANNEQUIN

VCR

EDUCATION TV &

VCR ISOLATION

CARTS

CART

DOMES, BASES

1

4663

ALUMINATOR

VANITY

TOILET FRAMES

FOOD SERVICE EQUIPMENT

OXYGEN ANALYZER

BEDCHEEK CONTROL UNIT

NEBULIZER - ULTRASONIC

OVER BED TABLES

DATA STORAGE UNIT

FOOD SERVICE EQUIPMENT

NEBULIZER - ULTRASONIC

RADIOLOGY LEAD APRONS

HAMPER (2)

TREADMILL

CART

FOOD SERVICE EQUIPMENT

PHARMACY BINS

STOOL

DIETARY EQUIPMENT

FOOD SERVICE EQUIPMENT

HAMPER

CART

ALL PURPOSE CHAIR - 5 DEGREE

NEBULIZER - ULTRASONIC

DRG GLIDER II (2)

FRAMING OF PICTURE

ALUMINATOR

BOWLS, DISHES

RESPIRATORY EQUIPMENT

MICROWAVE

FREIGHT ON DESK

HAND TRUCK

PHARMACY BINS

DIETARY EQUIPMENT

ANTENNAS & SMALL EQUIPMENT

ANTENNAS FOR HOSP TV’S

PHARMACY BINS

WIRE CHROME SHELF

TRANSCRIPTION EQUIPMENT

BLOOD GAS MACHINE

DEFIBRILLATOR

CRASH CART

LASER FAX MACHINE

X-RAY EQUIPMENT- FILM PROCESSOR

RESPIRATORY EQUIPMENT ALUMINATOR

ALUMINATOR

PHARMACY BINS

FOOD SERVICE EQUIPMENT

WHEELCHAIRS

BULLETIN BOARDS

LATERAL FILES

2

4663

EQUIPMENT

CARDIO 2/MAX SYSTEM

FREIGHT FOR BEDSIDE TABLES

VENTILATOR (2)

MJMV EQUIPMENT

FAX MACHINE

STEAMER

PATIENT LIFT & TRANSFER WITH SCALE

FULL ELECTRIC BED WITH MATTRESS

AMERICAN OPTICAL BINOCULAR MICROSCOPE

MOBILE CASSETTE HOLDER

CAPNOCHECK

SECO PALLET WARMER (3).

WIDE WHEELCHAIR IN POWDER BLUE

2000 PLYMOUTH VOYAGER AUTOCORR

PULSE OXIMETER. SNOWBLOWER

BOWL GUARD KIT

INSTALLATION OF VENTOUCH CABINET-S46639901

DINAMAP XL (4)

SECURITY CAMERAS - DOWN PAYMENT

INSTALLATION OF TELEMETRY ANTENNA

ICE MACHINE, TOUCH FREE, SCOTTSMAN

RECEIER HOUSING (2)

ICEMAKER

OVEN COOKING/HOLDING (2)

COPIER

STETCHER, WITH LOCKING CASTERS

ANALYZER, URINE CHEMISTRY, CLINITEK 100

POSITIVE SAMPLE ID KIT

CROSS CUT SHREDEERS

CRASH CART & ACCESSORIES

SINGLE PUMP, FLO-GARD 6201 (10)

COPIER DIGITAL AFICIO 551, FINISHER, 3-HOLE PUNCH,

DELTOID-AID, ARM COUNTERBALANCE

PROJECTOR, LCD

DEFIBRILLATOR, CODEMASTER4ILL (2)

PULSE OXIMETER, CONTINUOUS (3)

REFRIGERATOR-R46639902

ATHELETIC/RECREATIONAL/THERAPY EQUIP-R46639902

MEDICAL GAS PIPING-R46639902

BED PAN WASHERS (18) -R46639902

TABLES; OVERBED, CONFERENCE, END-R46639902

BEDS & MATTRESSES-R46639902

CHAIRS; PATIENT, TASK-R46639902

FAX MACHINE 25

MATTRESS SYSTEM ATMOSAIR 9000A (20)

NONINVASIVE BLOOD PRESSURE MONITO (2)

SCALE PORTABLE FOLD UP DIGITAL 800 LBS (2)

SETTEE –

RHINOLARYNGOSCOPE

CART

3

4663

S46990004 - VENT ALARMS (56)

S46990004 - VENT ALARM ADAIIOR PLUG (40)

S46990004 - VENT ALARM CORDS (23)

CART, ROLLING —

BED ULTRACARE 80” W/STAFF CTL AST RAIL

(15) CART TRAY DELIVERY 20 TRAY CAP. (2)

RECLINER EXTRA WIDE W/CA133 UPH (2)

NON-INVASIVE BLOOD PRESSURE MONITOR (2)

OXIMETER AUTOCORR DIGITAL PLUSE W/SAC

(2) GAS FRYER W/MILLIVOLT CONTROLS 45LB

CAP MATTRESS Pressure Guard EASY AIR 80 x 48

CAPNOCHECK PLUS #9004

GASTROSCOPE VIDEO GIF-Q160

COLONOSCOPE VIDEO ADJ STIFFNESS CFQ160AL

COLONOSCOPE VIDEO PCF-160A.L

VIDEO PROCESSOR CV-160

LIGHT SOURCE XENON OES CVL-160

MASS TM ENDOSCOPE STORAGE CABINET

MONITOR COLOR HI-RESOL. 19 in

PRINTER VIDEO OEP-3

CART VIDEO PROCEDURE WM-D60

CART IMAGING TI-1900

FLUSHING PUMP KM#7501349

ELECTROSURGICAL UNIT PSD-20

GASTROSCOPE VIDEO GIF-Q160

MONITOR DASH 4000 W/ ECG, RESP, SPO2,

STAND EZ PREMIER W/SCALE 800LB

CHAIR TRANSFER/TRANSPORT

BED BARIATRIC 37148” W/EXPANIDABLE MATT

REFURBISHED HILLROM TRANSTAR STRETCHER

RECLINER (GERI-CHAIR) (2)

ELECTROSURGICAL UNIT SABRE 180 ESU

GRID CAPS, 14x17

GRIDDLE, GAS —

BED BARIATRIC EXPANDABLE SCALE 3954-S

MATTRESS LOW AIR LOSS w/GORETEX COVER

MATTRESS BARIATRIC TRANQUIL CARE 48”

PELLET / PLATE HEATER

TRANSPORT CHAIR, 1000LB CAPACITY

HYPER/HYPO-THERMIA UNIT

GARBAGE DISPOSER WATER COOLED

TELEMETRY SYSTEM

NON-INVASIVE BLOOD PRESSURE MONITOR (2)

PUMP I.V. MODEL 6201 SINGLE CHANNEL (21)

ICE MACHINE

MATTRESS TRICELL FIRST STEP LAL (2)

MATTRESS SYSTEM MAXXAIR ETS (2)

BED BARIATRIC EXPANDABLE w/ SCALE 3954 (2)

4

Appendix A

Zoning Compliance

Dallas Facility – Lessor and Lessee hereby acknowledge and agree that a portion of the Dallas Facility is currently being used for out-patient services, which such use is not currently permitted under applicable existing zoning ordinances.

Appendix A